Exhibit 99.1

2024 Third Quarter Financial Results October 30, 2024 NYSE: CF

Safe harbor statement

All statements in this presentation by CF Industries Holdings, Inc. (together with its subsidiaries, the "Company"), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "will" or "would" and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about the synergies and other benefits, and other aspects of the transactions with Incitec Pivot Limited ("IPL"), strategic plans and management's expectations with respect to the production of green and low-carbon ammonia, the development of carbon capture and sequestration projects, the transition to and growth of a hydrogen economy, greenhouse gas reduction targets, projected capital expenditures, statements about future financial and operating results, and other items described in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the risk of obstacles to realization of the benefits of the transactions with IPL; the risk that the synergies from the transactions with IPL may not be fully realized or may take longer to realize than expected; the risk that the completion of the transactions with IPL, including integration of the Waggaman ammonia production complex into the Company's operations, disrupt current operations or harm relationships with customers, employees and suppliers; the risk that integration of the Waggaman ammonia production complex with the Company's current operations will be more costly or difficult than expected or may otherwise be unsuccessful; diversion of management time and attention to issues relating to the transactions with IPL; unanticipated costs or liabilities associated with the IPL transactions; the cyclical nature of the Company's business and the impact of global supply and demand on the Company's selling prices; the global commodity nature of the Company's nitrogen products, the conditions in the international market for nitrogen products, and the intense global competition from other producers; conditions in the United States, Europe and other agricultural areas, including the influence of governmental policies and technological developments on the demand for our fertilizer products; the volatility of natural gas prices in North America and the United Kingdom; weather conditions and the impact of adverse weather events; the seasonality of the fertilizer business; the impact of changing market conditions on the Company's forward sales programs; difficulties in securing the supply and delivery of raw materials or utilities, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the Company's reliance on a limited number of key facilities; risks associated with cybersecurity; acts of terrorism and regulations to combat terrorism; risks associated with international operations; the significant risks and hazards involved in producing and handling the Company's products against which the Company may not be fully insured; the Company's ability to manage its indebtedness and any additional indebtedness that may be incurred; the Company's ability to maintain compliance with covenants under its revolving credit agreement and the agreements governing its indebtedness; downgrades of the Company's credit ratings; risks associated with changes in tax laws and disagreements with taxing authorities; risks involving derivatives and the effectiveness of the Company's risk management and hedging activities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; regulatory restrictions and requirements related to greenhouse gas emissions; the development and growth of the market for green and low-carbon ammonia and the risks and uncertainties relating to the development and implementation of the Company's green and low-carbon ammonia projects; and risks associated with expansions of the Company's business, including unanticipated adverse consequences and the significant resources that could be required. More detailed information about factors that may affect the Company's performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.'s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.'s most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company's web site. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events, plans or goals anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on our business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements are given only as of the date of this presentation and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note regarding non - GAAP financial measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that EBITDA, adjusted EBITDA, free cash flow, and free cash flow to adjusted EBITDA conversion, which are non - GAAP financial measures, provide additional meaningful information regarding the Company's performance and financial strength. Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepar ed in accordance with GAAP. In addition, because not all companies use identical calculations, EBITDA, adjusted EBITDA, free cash f low , and free cash flow to adjusted EBITDA conversion included in this presentation may not be comparable to similarly titled meas ure s of other companies. Reconciliations of EBITDA, adjusted EBITDA, and free cash flow to the most directly comparable GAAP measures are provided in the tables accompanying this presentation. EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income) — net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both in ter est and amortization, and the portion of depreciation that is included in noncontrolling interest. The Company has presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, inve sto rs and other interested parties in the evaluation of companies in the industry. Adjusted EBITDA is defined as EBITDA adjusted with the selected items as summarized in the tables accompanying this presentation. The Company has presented adjusted EBITDA because management uses adjusted EBITDA, and believes it is useful to investors, as a supplemental financial measure in the comparison of year - over - year performance. Free cash flow is defined as net cash provided by operating activities, as stated in the consolidated statements of cash flow s, reduced by capital expenditures and distributions to noncontrolling interests. Free cash flow to adjusted EBITDA conversion i s defined as free cash flow divided by adjusted EBITDA.

Industry leading operational excellence drives cash generation

$276M
Q3 2024
Net Earnings

$890M
9M 2024
Net Earnings

$511M
Q3 2024
Adjusted EBITDA(1)

$1.7B
9M 2024
Adjusted EBITDA(1)

$2.3B
LTM Cash from Operations

$1.5B
LTM FCF(3)

$1.7B
LTM Capital Returned to Shareholders (2)

$1.4B
Remaining in Current $3B Share Repurchase Authorization

World's Largest Ammonia Producer

0.17
12-month Rolling Average Recordable Incident Rate(4)

~93%
Q3 2024
Capacity Utilization

65%
Q3 2024 LTM FCF/Adj EBITDA Conversion(5)

(1) See appendix for reconciliation of adjusted EBITDA to the most directly comparable GAAP measure
(2) Last twelve months share repurchases and dividends through September 30, 2024
(3) See appendix for reconciliation of free cash flow to the most directly comparable GAAP measure
(4) Per 200,000 work hours as of September 30, 2024
(5) Represents Q3 2024 LTM free cash flow divided by Q3 2024 LTM adjusted EBITDA; see appendix for reconciliations of free cash flow and adjusted EBITDA to the most directly comparable GAAP measures

CF 4

5 First nine months and third quarter 2024 adjusted EBITDA (1) See appendix for reconciliation of adjusted EBITDA to the most directly comparable GAAP measure 5 Adj. EBITDA 9M 2023 Price $ millions Volume Realized Gas Cost Other 9M 2024 vs 9M 2023 Adjusted EBITDA (1) Q3 2024 vs Q3 2023 Adjusted EBITDA (1) $ millions Adj. EBITDA 9M 2024 $2,168 $(680) $(116) $390 $(40) $1,722 $445 $52 $(13) $40 $(13) $511 Adj. EBITDA Q3 2023 Price Volume Realized Gas Cost Other Adj. EBITDA Q3 2024

6 Strong cash generation with significant return to shareholders $1,819 $931 $(139) $(164) $(580) $10 $1,877 Cash (1) Q2 2024 Cash from Operations Capex CHS Distribution (2) Return to Shareholders (3) Other Q3 2024 Cash (1) $2,032 $1,877 $1,851 $(321) $(308) $(1,412) $35 Q3 2024 Cash Sources and Uses 9M 2024 Cash Sources and Uses $ millions $ millions Cash (1) 2023 Cash from Operations Capex CHS Distributions (2) Return to Shareholders (3) Other Cash (1) Q3 2024 (1) Represents the cash and cash equivalents balance on the Company's Consolidated Balance Sheet at the end of each respective pe rio d (2) Semi - annual distribution(s) paid to noncontrolling interest in Q3 2024 and 9M 2024 (3) Share repurchases and dividends paid in Q3 2024 and 9M 2024

7 Evaluate accretive acquisitions Margin enhancing projects Share repurchases and quarterly dividends Low - carbon ammonia production growth Pathways to grow shareholder value Creating substantial value for long - term shareholders Return capital to shareholders Inorganic growth opportunities Invest in high return projects within our network Disciplined growth initiatives & clean energy

Creating value by increasing nitrogen participation per share

Intend to repurchase remaining $1.4B of authorization by December 2025 expiration


Annual Nitrogen Equivalent
Tons per 1,000 Shares Outstanding
Since 2010:
Increased production capacity 36%
Decreased share count 51%
17
30
39
47
2010
2015
2020
Q324

Production Capacity millions (nutrient tons)

2010		2015		2020		Q324
6.0[(1)]	+16% →	7.0[(2)]	+18% →	8.2	• UK decommissioned • Waggaman acquired	8.2

Million Shares Outstanding[(3)]

2010		2015		2020		Q324
356.3	(35)% →	233.1	(8)% →	214.0	(19)% →	174.3

All N production numbers based on year end figures per 10-K filings

(1) Beginning in 2010 includes capacity from Terra Industries acquisition

(2) Beginning in 2013 includes incremental 34% of Medicine Hat production to reflect CF acquisition of Viterra's interests

(3) Share count based on end of period common shares outstanding; share count prior to 2015 based on 5-for-1 split-adjusted shares

Notes:

- *Beginning in 2015 includes incremental 50% interest in CF Fertilisers UK acquired from Yara*
- *Beginning in 2016 excludes nitrogen equivalent of 1.1 million tons of urea and 0.58 million tons of UAN under CHS supply agreement and includes expansion project capacity at Donaldsonville and Port Neal*
- *Beginning in 2018 includes incremental 15% of Verdigris production to reflect CF's acquisition of publicly traded TNH units*
- *Q3 2024 includes decrease in production capacity due to Ince plant closure*
- *Q3 2024 includes decrease in production capacity due to Billingham NH_3 plant closure and additional production capacity from Waggaman ammonia production complex*

8

Highlights: Strategic Initiatives

Donaldsonville Dehydration & Compression Unit


CF
CF

- On track to complete construction in 2025
- Capture up to 2M metric tons of CO_2 per year
- Partnered with ExxonMobil for sequestration
- 45Q tax credit generation expected in 2025
- ~$100M projected in FCF annually for 12 years
- ~10% Scope 1 emissions to be sequestered

Early mover advantage with low-carbon ammonia available in 2025

CF 9

10 2019 2020 2021 2022 2023 2024F Positive global nitrogen supply - demand dynamics Sources: Industry Publications, CRU Urea Market Outlook as of September 2024, CF Analysis (1) For traditional applications India Urea Imports 7.4 MMT ~ 6 MMT 2019 2020 2021 2022 2023 2024F China Urea Exports Million metric tons 4.3 MMT < 1 MMT 2019 2020 2021 2022 2023 2024F Brazil Urea Imports 7.3 MMT Nitrogen Market Outlook Chinese exports expected <1MMT India and Brazil remain significant importers North American producer inventories low Russian exports remain below pre - war levels Global nitrogen demand growth ~1.5% (1) per year Announced capacity additions remain limited 7 - 8 MMT Near - term global nitrogen market remains constructive Long - term demand outpaces expected capacity additions

11 0 200 400 $600 North America Other FSU MENA Russia Latin America South Asia Indonesia China - Advanced Inland Low China - Natural Gas Low Southeast Asia India China - Anthracite Low China - Advanced Coastal China - Advanced Inland High China - Natural Gas High Western Europe China - Anthracite High Ukraine Eastern Europe 2025 global delivered U.S. Gulf urea cost curve suggests elevated pricing on high European costs Estimated 2025 Cost Range: $310 - $400 Illustrative of Seasonal H ighs Illustrative of S easonal Lows Note: Illustrative seasonal range represents two thirds of one standard deviation from the estimated cost range midpoint base d o n historic trend the past 20 years Source: Industry Publications, CF Analysis 2025F Shipments: 18.0M Tons Avg. Appx. Monthly Range 2025 Monthly Delivered U.S. Gulf Urea Cost Curve 15 5 10 20 5 Y - axis: USD/ st X - axis: Monthly Production Capacity at 95% Operating Rate, 85% Operating Rate in China, million short tons Energy (N.G.) Other Cash Freight Energy (Coal)

Appendix

Advancing decarbonization through significant progress on strategic initiatives



PROJECTS
2023
2024
2025
2026
2027
Decarbonization
Purchased natural gas certified by MiQ
Purchased 2.2 BCF
Purchased 4.4 BCF
Donaldsonville green ammonia
Integration continues
Donaldsonville CCS low-carbon ammonia
Engineering activities
2025 project start-up
Yazoo City CCS low-carbon ammonia
Signed definitive commercial agreement with ExxonMobil
2028 project start-up
Inorganic Growth
Waggaman ammonia production facility
Acquired 12/1/2023
Clean Energy Growth
Low-carbon ammonia production technologies
SMR w/CCS FEED study
FEED study completed
SMR w/Flue gas capture FEED study
Expected completion Q4 2024
ATR FEED study
Expected completion Q4 2024
Clean ammonia industry demand milestones
MOUs signed between CF, JERA, POSCO & LOTTE
JERA: first commercial co-fire test at Hekinan coal-fired power plant
Expected METI carbon intensity guidelines
European CBAM implementation
Potential supply of low-carbon ammonia into Asia

CF 13

14 $5.00 $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.0 $1.1 $1.2 $1.4 $1.5 $1.6 $1.8 $300 $1.7 $1.8 $2.0 $2.1 $2.2 $2.4 $2.5 $350 $2.4 $2.6 $2.7 $2.8 $3.0 $3.1 $3.2 $400 $3.1 $3.3 $3.4 $3.5 $3.7 $3.8 $4.0 $450 $3.9 $4.0 $4.1 $4.3 $4.4 $4.5 $4.7 $500 $4.6 $4.7 $4.9 $5.0 $5.1 $5.3 $5.4 $550 $5.3 $5.5 $5.6 $5.7 $5.9 $6.0 $6.1 $600 CF Industries Adjusted EBITDA sensitivity table Table illustrates the CF Industries business model across a broad range of industry conditions $50/ton urea realized movement implies ~$725M change in Adjusted EBITDA on an annual basis (1) Based on 2023 sales volumes of approximately 19.1 million product tons, 2023 gas consumption of 341 million MMBtus and 2023 n itr ogen product sales price relationships. Changes in product prices and gas costs are not applied to the CHS minority interest or industrial contracts w her e CF Industries is naturally hedged against changes in product prices and gas costs (2) Assumes that a $50 per ton change in urea prices is also applied proportionally to all nitrogen products and is equivalent to a $34.78 per ton change in UAN price, $36.96 per ton change in AN price, $89.14 per ton change in ammonia price, and $21.20 per ton change in the price of t he Other segment Adjusted EBITDA Sensitivity to Natural Gas and Urea Prices (1) $ billions CF Realized Natural Gas Cost ($/MMBtu) CF Realized Urea Price ($/ton) (2)

15 Annual Average Energy Cost 2025F (3) Current (2) 2024E (1) Source Location Gas Prices ($/MMBtu) 3.23 2.30 2.96 NYMEX Henry Hub 12.60 12.75 10.35 ICE TTF 12.87 12.74 10.06 ICE NBP 13.35 13.47 11.66 ICE JKM Oil ($/ Bbl ) 77 79 78 NYMEX Brent Crude China Coal ($/ tonne ) 103 99 100 SX Coal/ Woodmac Thermal 157 151 148 Anthracite Powder 185 179 195 Anthracite Exchange Rates 6.88 7.07 7.06 Bloomberg Composite RMB/USD 1.12 1.09 1.09 Bloomberg Composite USD/EUR 1.30 1.31 1.28 Bloomberg Composite USD/GBP Notes: Market prices updated as of 10/14/2024; Coal prices as of 10/8/2024 (1) 2024E represents assumptions from February 2024 forecast cost curve, published in the CF Industries Q4 2023 Earnings presentation (2) Observed values as of October 14, 2024; Chinese coal prices reflected 2024 monthly average (3) Observed values in forward energy strips as of October 14, 2024 and Woodmac forecast 2025 cost curve assumptions

Financial results – third quarter and first nine months 2024

In millions, except percentages, per MMBtu and EPS	Q3 2024	Q3 2023	9M 2024	9M 2023
Net sales	$ 1,370	$ 1,273	$ 4,412	$ 5,060
Gross margin	444	377	1,532	2,044
- As a percentage of net sales	32.4 %	29.6 %	34.7 %	40.4 %
Net earnings attributable to common stockholders	$ 276	$ 164	$ 890	$ 1,251
Net earnings per diluted share	1.55	0.85	4.86	6.42
EBITDA[(1)]	509	372	1,749	2,151
Adjusted EBITDA[(1)]	511	445	1,722	2,168
Diluted weighted-average common shares outstanding	178.6	192.9	183.1	194.9
Natural gas costs in cost of sales (per MMBtu)[(2)]	$ 2.09	$ 2.53	$ 2.23	$ 3.43
Realized derivatives loss in cost of sales (per MMBtu)[(3)]	0.01	0.01	0.15	0.47
Cost of natural gas used for production in cost of sales (per MMBtu)	$ 2.10	$ 2.54	$ 2.38	$ 3.90
Average daily market price of natural gas Henry Hub - Louisiana (per MMBtu)	2.08	2.58	2.19	2.46
Depreciation and amortization	229	213	704	640
Capital expenditures	139	147	321	311

(1) See appendix for reconciliations of EBITDA and adjusted EBITDA to the most directly comparable GAAP measures
(2) Includes the cost of natural gas used for production and related transportation that is included in cost of sales during the period under the first-in, first-out inventory method
(3) Includes realized gains and losses on natural gas derivatives settled during the period. Excludes unrealized mark-to-market gains and losses on natural gas derivatives

CF

16

Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA 9M 2023 9M 2024 Q3 2023 Q3 2024 In millions $ 1,486 $ 1,085 $ 230 $ 341 Net earnings (235) (195) (66) (65) Less: Net earnings attributable to noncontrolling interest 1,251 890 164 276 Net earnings attributable to common stockholders — (16) (6) (32) Interest expense (income) — net 326 244 23 59 Income tax provision 640 704 213 229 Depreciation and amortization Less other adjustments: (63) (70) (21) (22) Depreciation and amortization in noncontrolling interest (3) (3) (1) (1) Loan fee amortization (1) $ 2,151 $ 1,749 $ 372 $ 509 EBITDA Unrealized net mark - to - market loss (gain) on natural gas derivatives Loss on foreign currency transactions, including intercompany loans U.K. operations restructuring Acquisition and integration costs Impairment of equity method investment in PLNL Total adjustments Adjusted EBITDA $ (65) (33) 7 1 5 2 7 1 7 — 5 — 27 4 11 — 43 — 43 — 17 (27) 73 2 2,168 $ 1,722 $ 445 $ 511 (1) Loan fee amortization is included in both interest expense (income) — net and depreciation and amortization 17

Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA, continued 18 Q3 2024 LTM In millions $ 1,437 Net earnings (273) Less: Net earnings attributable to noncontrolling interest 1,164 Net earnings attributable to common stockholders (24) Interest expense (income) — net 328 Income tax provision 933 Depreciation and amortization Less other adjustments: (92) Depreciation and amortization in noncontrolling interest (4) Loan fee amortization (1) $ 2,305 EBITDA (7) Unrealized net mark - to - market gain on natural gas derivatives (3) Gain on foreign currency transactions, including intercompany loans 3 U.K. operations restructuring 16 Acquisition and integration costs 9 Total adjustments $ 2,314 Adjusted EBITDA (1) Loan fee amortization is included in both interest expense (income) — net and depreciation and amortization

Non - GAAP: reconciliation of cash from operations to free cash flow and free cash flow to adjusted EBITDA conversion 19 Q3 2024 LTM In millions, except percentages $ 2,331 Cash provided by operating activities (509) Capital expenditures (308) Distributions to noncontrolling interest $ 1,514 Free cash flow $ 2,314 Adjusted EBITDA 65 % Free cash flow to Adjusted EBITDA conversion (1) (1) Represents Q3 2024 LTM free cash flow divided by Q3 2024 LTM adjusted EBITDA